                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is an officer and a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.

                                     /s/ John T. LaMacchia
                                     -------------------------------------------
                                     John T. LaMacchia, Chief Executive Officer,
                                     President and Director
STATE OF OHIO          )
                       )  SS:
COUNTY OF HAMILTON     )

         On the 16 day of September, 1996, personally appeared before me, John
T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.

                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                                   Exhibit 24.1


                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is an officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.

                                   /s/ Brian C. Henry
                                   -----------------------
                                   Brian C. Henry, Executive Vice President and
                                   Chief Financial Officer
STATE OF OHIO           )
                        )  SS:
COUNTY OF HAMILTON      )

         On the 16 day of September, 1996, personally appeared before me, Brian
C. Henry, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.

                                                   /s/ Mary Janet Edwards
                                                   ----------------------------
                                                   Notary Public

                                                                  Exhibit 24.1


                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is an officer and a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.

                                  /s/ Charles S. Mechem, Jr.
                                  --------------------------------
                                  Charles S. Mechem, Jr., Chairman of the Board and Director
STATE OF OHIO           )
                        )  SS:
COUNTY OF HAMILTON      )

         On the 16 day of September, 1996, personally appeared before me, Charles S. Mechem, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                                   /s/ Mary Janet Edwards
                                                   ----------------------------
                                                   Notary Public

                                                                 Exhibit 24.1


                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.


                                              /s/ John F. Barrett
                                              --------------------------
                                              John F. Barrett, Director
STATE OF OHIO            )
                         )  SS:
COUNTY OF HAMILTON       )

         On the 16 day of September, 1996, personally appeared before me, John
F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                                  /s/ Mary Janet Edwards
                                                  ---------------------------
                                                  Notary Public

                                                                   Exhibit 24.1


                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.

                                           /s/ Phillip R. Cox
                                           -------------------------
                                           Phillip R. Cox, Director

STATE OF OHIO            )
                         )  SS:
COUNTY OF HAMILTON       )

         On the 16 day of September, 1996, personally appeared before me, Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                                /s/ Mary Janet Edwards
                                                ----------------------------
                                                Notary Public

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.


                                            /s/ William A. Friedlander
                                            -----------------------------------
                                            William A. Friedlander, Director
STATE OF OHIO            )
                         )  SS:
COUNTY OF HAMILTON       )

         On the 16 day of September, 1996, personally appeared before me, William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                                 /s/ Mary Janet Edwards
                                                 --------------------------
                                                 Notary Public

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.


                                      /s/ Robert P. Hummel, M.D.
                                      ----------------------------------
                                      Robert P. Hummel, M.D., Director
STATE OF OHIO           )
                        )  SS:
COUNTY OF HAMILTON      )

         On the 16 day of September, 1996, personally appeared before me, Robert
P. Hummel, M. D., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                              /s/ Mary Janet Edwards
                                              --------------------------
                                              Notary Public

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.


                                         /s/ James D. Kiggen
                                         --------------------------
                                         James D. Kiggen, Director
STATE OF OHIO            )
                         )  SS:
COUNTY OF HAMILTON       )

         On the 16 day of September, 1996, personally appeared before me, James
D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                                /s/ Mary Janet Edwards
                                                --------------------------
                                                Notary Public

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, her attorneys-in-fact, for her and in her name, place and stead and in her office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16 day of September, 1996.


                                            /s/ Mary D. Nelson
                                            -------------------------
                                            Mary D. Nelson, Director
STATE OF OHIO                  )
                               )  SS:
COUNTY OF HAMILTON             )

         On the 16 day of September, 1996, personally appeared before me, Mary
D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                                  /s/ Mary Janet Edwards
                                                  ---------------------------
                                                  Notary Public

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, (i) which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates, and (ii) which will be offered by Bankers Trust Company as trustee under the Cincinnati Bell Pension Plans Trust; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of September, 1996.

                                             /s/ David B. Sharrock
                                             ----------------------------
                                             David B. Sharrock, Director
STATE OF OHIO              )
                           )  SS:
COUNTY OF HAMILTON         )

         On the 16 day of September, 1996, personally appeared before me, David
B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

         Witness my hand and official seal this 16 day of September, 1996.


                                                      /s/ Mary Janet Edwards
                                                      --------------------------
                                                      Notary Public

                                                                  EXHIBIT 24.1


                              POWER OF ATTORNEY


        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-3 with respect to the Company's common shares, par value $1.00 per share, which will be required to be delivered by Salomon Inc. pursuant to the terms of its Exchangeable Notes, which common shares Salomon will receive from The Western and Southern Life Insurance Company or its affiliates; and

        WHEREAS, the undersigned is an officer and a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian
C. Henry, William H. Zimmer III, William D. Baskett III, and each of them individually, his attorneys-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Registration Statement and additional Registration Statements, and to file the same with all exhibits thereto, and other documents in connection therewith, and thereafter to execute and file any amendments or supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpose as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1996.



                                      /s/ James F. Orr
                                 ----------------------------------
                                 James F. Orr, Chief Operating Officer and
                                 Director


STATE OF OHIO         )
                      ) SS:
COUNTY OF HAMILTON    )


        On the 8th day of October, 1996, personally appeared before me, James
F. Orr, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

        Witness my hand and official seal this 8th day of October, 1996.


                                  /s/ Mary Janet Edwards
                                 ---------------------------------
                                 Notary Public